SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

Date of Report (Date of earliest event reported): September 9, 2015 (August 9, 2015)

ICON VAPOR, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55284	46-1471251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8525 Arjons Drive, Suite A

San Diego, CA 92126

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (858) 564-9513

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ICON VAPOR, INC.

Form 8-K

Current Report

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On September 5, 2015, the majority of the members of the Board of Directors of Icon Vapor, Inc., a Nevada corporation (the “Company”), voted to terminate and unwind the Asset Acquisition Agreement (the “Acquisition Agreement”), by and between the Company, Green Tree Syndicate, Inc., a California corporation (“Green Tree”) and the controlling shareholders of Green Tree (the “Green Tree Shareholders”), which was originally reported on Form 8-K filed with the Commission on November 13, 2014. Pursuant to the Acquisition Agreement, the Company acquired 100% of the assets of Green Tree and, in exchange, issued 33,000,000 restricted shares of its common stock to the Green Tree Shareholders (the “Icon Vapor Shares”), plus agreed to pay Green Tree $2,000,000.00 in cash. Additionally, and pursuant to the Acquisition Agreement, the Company appointed two Green Tree Shareholders as members of the Board of Directors of the Company.

As a result of the Termination of the Acquisition Agreement:

(a) The 33,000,000 restricted shares of common stock of the Company issued to the Green Tree Shareholders shall be cancelled and returned to treasury.

(b) The Company disbursed a cash payment of $233,022.54 of the agreed $2,000,000 cash price. The Company has made a demand for the return of the cash disbursed to Green Tree.

A description of the specific terms and conditions of the acquisition of Green Tree by the Company which is being terminated was set forth in the Acquisition Agreement, which was originally disclosed on Form 8-K filed with the Commission on November 13, 2014 as Exhibit 2.01 and is incorporated herein by reference.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The information provided in Item 1.02 of this Current Report on Form 8-K related to the aforementioned Termination of the Acquisition Agreement is incorporated by reference into this Item 2.01. As a result of the Termination of the Acquisition Agreement, Green Tree ceased to be a wholly-owned subsidiary of the Company.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The information provided in Item 8.01 of this Current Report on Form 8-K related to the issuance of Shares to Mr. Balsiger is incorporated by reference into this Item 3.02.

On September 9, 2015, as discussed in Item 8.01 above, the Company ratified the issuance of 27,500,000 restricted shares of the Company’s common stock to Mr. Balsiger. Following the issuance of the Shares the Company has an aggregate of 74,036,163 shares of common stock issued and outstanding, and Mr. Balsiger’s beneficial ownership represents 54.29% of the issued and outstanding common stock of the Company.

Exemption from Registration. The shares of common stock referenced herein were issued in reliance upon an exemption from registration afforded under Section 4(2) of the Securities Act for transactions by an issuer not involving a public offering, or Regulation D promulgated thereunder, or Regulation S for offers and sales of securities outside the United States.  The Share Exchange Agreement is an exempt transaction pursuant to Section 4(2) of the Securities Act as the share exchange was a private transaction by the Company and did not involve any public offering.  Additionally, we relied upon the exemption afforded by Rule 506 of Regulation D of the Securities Act which is a safe harbor for the private offering exemption of Section 4(2) of the Securities Act whereby an issuer may sell its securities to an unlimited number of accredited investors, as that term is defined in Rule 501 of Regulation D. Further, we relied upon the safe harbor provision of Rule 903 of Regulation S of the Securities Act which permits offers or sales of securities by the Company outside of the United States that are not made to “U.S. persons” or for the account or benefit of a “U.S. person”, as that term is defined in Rule 902 of Regulation S.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS

On September 5, 2015, Mr. Bashar Ballo and Mr. Sater Tommka were terminated as members of the Board of Directors of the Company. Their termination was the direct result of the Termination of the Asset Acquisition as discussed in Item 1.02 of this Current Report on Form 8-K, incorporated by reference into this item 5.02.

2

ITEM 8.01 OTHER EVENTS

On September 9, 2015, a special meeting of the board of directors of Icon Vapor, Inc. (the “Company”) was held, wherein a majority of the quorum of directors voted to ratify the re-issuance of an aggregate of 27,500,000 restricted shares of the Company’s common stock (the “Shares”) to Daniel Balsiger, President and Chief Executive Officer of the Company, on August 9, 2015 to replace those certain shares which were cancelled by Mr. Balsiger in March 2012. The Shares were re-issued to Mr. Balsiger as consideration for services rendered on behalf of the Company and for reaching certain performance benchmarks in fiscal year 2015.

Following the issuance of the Shares, the Company has an aggregate of 74,036,163 shares of common stock issued and outstanding. Following the issuance, Mr. Balsiger’s beneficial ownership represents 54.29% of the issued and outstanding common stock.

Based on the issuance discussed herein, the security ownership of beneficial ownership and management is as follows:

SECURITY OWNERSHIP OF BENEFICIAL OWNERSHIP AND MANAGEMENT

The following table sets forth, to the best of our knowledge, certain information concerning the number of shares of our common stock owned beneficially as of September 9, 2015, by Icon Vapor, Inc. directors, officers and 5% owners: (i) each of our and our subsidiaries’ directors; (ii) each of our and our subsidiaries’ named executive officers; and (iii) each person or group known by us to beneficially own more than 5% of our outstanding shares of common stock. Unless otherwise indicated, the stockholders listed below possess sole voting and investment power with respect to the shares they own.

As of September 9, 2015, there were 74,036,163 common shares issued and outstanding, 0 shares issuable upon the exercise of options within 60 days, and 0 shares issuable upon the exercise of stock purchase warrants within 60 days.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature Of Beneficial Ownership(1) (#)	Percent of Class(2) (%)
Daniel W. Balsiger(3) 8525 Arjons Drive, Suite A San Diego, CA 92126	Common	40,200,000	54.29
Michael J. Klepper(4) 8525 Arjons Drive, Suite A San Diego, CA 92126	Common	0	0
Mark Bednarz(5) 8525 Arjons Drive, Suite A San Diego, CA 92126	Common	0	0
All Officers and Directors as a Group (3Persons)	Common	40,200,000	54.29%

(1)

We have determined beneficial ownership in accordance with the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially own, subject to community property laws where applicable. In computing the number of shares of our common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of our common stock subject to options and warrants held by that person that are currently exercisable or exercisable within 60 days of September 9, 2015. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

(2)	As of September 9, 2015, there were 74,036,163 common shares issued and outstanding.
(3)

Daniel W. Balsiger is President, CEO, CFO, COO of the Company and member of the board of directors. His beneficial ownership includes 40,200,000 common shares, as well as 0 options to purchase common shares that will vest within the next 60 days.

(4)

Michael J. Klepper is the Secretary of the Company and a member of the board of directors. His beneficial ownership includes 0 common shares, as well as 0 options to purchase common shares that will vest within the next 60 days.

(5)	Mark Bednarz is a member of the board of directors. His beneficial ownership includes 0 common shares, as well as 0 options to purchase common shares that will vest within the next 60 days.

3

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements.

(d) Exhibits. The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit Number	Description of Exhibit

2.01	Asset Acquisition Agreement by and among the Company, Green Tree, and the shareholders of Green Tree dated November 3, 2014 (1)

(1) Filed with the Commission on Form 8-K on November 13, 2014 as Exhibit 2.01, incorporated herein by reference.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICON VAPOR, INC.

Date: September 9, 2015	By:	/s/ Daniel W. Balsiger
Daniel W. Balsiger
Chief Executive Officer

5